Exhibit 10.1

(LOGO)                                                 Dah Sing Financial Centre
Dah Sing Bank                                          108 Gloucester Road,
                                                       Hong Kong

21st November, 2007

Private & Confidential

Concord Camera HK Ltd.
14/F,
ADP Pentagon Centre,
98 Texaco Road
Tsuen Wan, N.T.

Attn.:   Mr. Paul Wong

Dear Sirs,

Re:   Banking Facilities

We have the pleasure to inform you that we have revised the under-mentioned banking facilities in your favour to expire on 30th June, 2008 subject to the following terms and conditions:

      OPENING OF LETTER OF CREDIT
      &/OR DRAFT LOAN (30 DAYS)
      &/OR NEGOTIATING EXPORT L/C
      WITH LETTER OF GUARANTEE
      &/OR OUTWARD BILLS LOAN (30 DAYS)
      &/OR TRUST RECEIPT (120 DAYS)
      &/OR INVOICE FINANCING (120 DAYS)
      &/OR PACKING LOAN (120 DAYS)
      &/ADVANCE AGAINST RECEIVABLES (120 DAYS) ..................USD1,000,000.00

      Interest Rate:
      Hong Kong Dollar        :    @1.5% p.a. over HK Inter-Bank Offer Rate;
      United States Dollar    :    @1.5% p.a. over London Inter-bank Offer Rate
      Other Currency          :    @1.5% p.a. over Dah Sing Bank's Base Rate.

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Telephone:  2507 8866        Cable:  Dahsingbank             Telex: 74063 DSB HX
Fax: 2598 5052                                          Website: www.dahsing.com

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DahSing Bank, Ltd.
                                     -2-
21st November, 2007

Concord Camera HK Ltd.

         Notes:      1.    Maximum tenor for D/L and T/R under one
                           transaction is not to exceed 120 days.
                     2.    L/C commission, commission in lieu of exchange and
                           HKD bills commission to be charged at: 1/4% for the first USD50,000.00; 1/16% for the balance.
                     3.    Packing loan is up to 80% of export L/C amount and
                           tenor is set for 120 days from date of advance or expiry date of export L/C whichever is earlier.
                     4.    Invoice Financing is restricted to the following
                           suppliers:
                              -    Ability Enterprise Co. Ltd., Taiwan
                              -    Gauss Electronics Co. Ltd., Hong Kong
                              -    Kin Sang Chemical Ltd, Hong Kong
                              -    Shenzhen Laiyinda Industrial Co. Ltd.,
                                     Shenzhen, PRC
                              -    Golden Eagle (Tianjin) Electronics Co.
                                     Ltd., Tianjin, PRC
                     5.    For AAR, the advance is up to 90% of the sales
                           invoices to the buyers and documents no need to send out through our bank. It is also restricted to the buyer Boots (Retail Buying) Ltd., England.
                     6.    Any excess on bills line should be against
                           earmarking its HKD current account or USD current account.

Terms and Conditions:

      1. Against charge to us fixed deposit for amount not less than USD1,000,000.00.

      2. Audited financial statements of the Concord Camera HK Ltd. to be submitted for our reference not later than nine months from the respective statement date.

      3.    Renewal fee of HKD5,000.00 is to be charged by us.

Other Terms and Conditions

The above credit facilities are available for your acceptance and/or draw down within 2 months from the date hereof and are subject to complete collateral and/or documentation at all times.

The facilities are subject to review at any time and also subject to our overriding right of withdrawal and repayment on demand. The facility shall be subject to termination or cancellation at any time unconditionally by the bank without giving any prior notice or reason therefore.

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DahSing Bank, Ltd.
                                     -3-
21st November, 2007

Concord Camera HK Ltd.

The Borrower and/or Guarantor hereby undertakes to inform the bank as soon as there is any change in the directorship or partners of the company or partnership.

In respect of the Code of Banking Practice, we would draw to your attention that by accepting this facility letter, you have given your consent to our providing, from time to time, relevant information or documents in respect of the above facilities or any subsequent amendment/renewal thereof including but not limited to loan outstanding, statement of account, copy of contract evidencing the obligation guaranteed and copy of formal demand for overdue payments to the guarantor(s) or securities providers of the facilities.

Please note that Section 83 of the Banking Ordinance has imposed on us as a licensed bank certain limitations on advances to persons related to our directors and employees. In acknowledging this Facility Letter, you undertake to advise us whether you are in any way related to any of our directors or employees within the meaning of Section 83. In the absence of such advice, we will assume that you are not so related. You are also requested to advise us in writing should you become so related subsequent to acknowledging this Facility Letter.

We offer full range of commercial banking services. As our valued clients, we are pleased to provide you with professional services and esteemed services at privileged offerings. The details of our contacts are as follows:

   Corporate Card/Purchasing Card       Connie Cheung      Tel: 8108-6382
   Mandatory Provident Fund             Larry Lau          Tel: 2507-8778
   General Insurance                    Jack Ng            Tel: 2808-5202

This supersedes all our previous letters concerning banking facilities.

Please confirm your acceptance of the above by signing and returning to us the duplicate copy of this letter at your earliest convenience.

Yours faithfully,
For and on behalf of
Dah Sing Bank, Limited

  Henry P.H. Lau
---------------------------------
Authorized Signature
Commercial Banking Division
HL/(3916-001)/mm